ASSIGNMENT AND ASSUMPTION OF LEASES



STATE OF SOUTH CAROLINA  '
                         '  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF GREENVILLE     '


     That, C.M. Complex Joint Venture , a California general partnership and Cable Plant Joint Venture, a California general partnership (collectively "Assignor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, to Assignor in hand paid, the receipt and legal sufficiency of which are hereby acknowledged, hereby transfers, assigns and sets over unto LaSalle National Trust, N.A., as Trustee under Trust Agreement dated August 2, 1996 and Known As Trust Number 120414 ("Assignee"), all of the right, title and interest of Assignor in and to all leases of, and security deposits, prepaid rents, letter of credit and any other collateral listed on Exhibit B attached hereto relating to space in (together, the "Leases") the real property described on Exhibit A, attached hereto and made a part hereof for all purposes.

     TO HAVE AND TO HOLD the Leases, together with any and all of the rights and appurtenances thereto in anywise belonging to Assignor (including the right to receive rents paid under the Leases and which accrued before the date of this Assignment), unto Assignee and Assignee's successors and assigns forever, and Assignor does hereby bind Assignor and Assignor's legal representatives and successors, to WARRANT AND FOREVER DEFEND all and singular the Leases unto Assignee and Assignee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

     In consideration of the foregoing assignment, Assignee hereby assumes, and agrees to perform all of the obligations of Assignor under the Leases, accruing from and after the date of this Assignment, including, but not limited to, the obligation to refund any security deposits to the extent received by Assignee from Assignor and indemnifies and agrees to defend Assignor, its general partner and their respective affiliates and holds Assignor, its general partner and their respective affiliates and their and their affiliates' officers, directors, employees, agents and representatives, harmless from any and all loss, cost, damage, claim, cause of action, fine, fee, lien, liability and expense including reasonable attorneys' fees and expenses arising out of or in connection with the Leases to the extent and only to the extent such indemnified losses, costs, damages, claims, causes of action, fines, fees, liens, liabilities and expenses relate to the period from and after the date of this Assignment. Assignee takes the Leases subject to any existing defaults thereunder.

     Assignor hereby agrees to indemnify and defend assignee, harmless from any and all loss, cost, damage, claim, cause of action, fire, fee, liability and expense including reasonable attorney's fees and expenses arising out of or in connection with the leases to the extent and only to the extent such indemnified losses, costs, damages, claims, causes of action, fines, fees, liens, liabilities and expenses relate to the period prior to the date of this Assignment.

     EXECUTED effective as of this      day of          , 1996.


                              ASSIGNOR:


                              C.M. COMPLEX JOINT VENTURE
                              a California general partnership

                              By: ANGELES INCOME PROPERTIES, LTD. 6
                              a California limited partnership, its general partner


                              By:  ANGELES REALTY CORPORATION II, a
                              California corporation, its sole general partner



                              By:
                              Its:


                              CABLE PLANT JOINT VENTURE, a
                              California general partnership

                              By: ANGELES INCOME PROPERTIES, LTD. 6
                              a California limited partnership, its general partner

                              By:  ANGELES REALTY CORPORATION II, a
                              California corporation, its sole general partner



                              By:
                              Its:



Limitation on Liability. This instrument is executed by LaSalle National Trust, N.A., not personally but solely as Trustee, as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee. All the terms, provisions, stipulations, covenants and conditions to be performed hereunder by LaSalle National Trust, N.A., are undertaken by it solely as Trustee, as aforesaid, and not individually, and all statements herein made are made on information and belief and are to be construed accordingly, and no personal liability shall be asserted or be enforceable against  LaSalle  National  Trust,  N.A.,  by  reason  of  any  of  the  terms, provisions, stipulations, covenants and/or statements contained in this instrument.





                              ASSIGNEE:


                              LASALLE NATIONAL TRUST, N.A., as
                              Trustee under Trust No. 120414, and not
                              personally


                              By:
                                    Name:
                                    Title:


Attest:


Secretary






STATE OF ILLINOIS   )
                    )  SS.
COUNTY OF COOK      )

I,                             , a Notary Public in and for said  County in the
State  aforesaid,  DO  HEREBY  CERTIFY   THAT                                 ,
Assistant  Vice   President   of   LA   SALLE   NATIONAL   TRUST,   N.A.,   and
                          , Assistant Secretary  of said Bank  personally known
to me to be the same persons whose names are subscribed to the foregoing instrument as such Assistant Vice President and Assistant Secretary respectively, appeared before me this day in person and acknowledged that they signed and delivered said instrument as their own free and voluntary act, and as the free and voluntary act of said Bank, for the uses and purposes therein set forth; and said Assistant Secretary did also then and there acknowledge that he/she, as custodian of the Corporate Seal of said Bank, did affix said Corporate Seal of said Bank to said instrument as his/her own free and voluntary act, and as the free and voluntary act of said Bank for the uses and purposes therein set forth.


Given under my name and notarial seal this       day of              , 1996.

                              NOTARY PUBLIC

My Commission Expires;